Exhibit 99.1
A.G. Edwards Energy Conference

Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Superior expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by Superior based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Superior's control, which may cause Superior's actual results to differ materially from those implied or expressed by the forward-looking statements. These risks include a decrease in domestic spending by the oil and natural gas exploration and production industry, a decline in or substantial volatility of crude oil and natural gas commodity prices, the loss of one or more significant customers, the loss of or interruption in operations of one or more key suppliers, the incurrence of significant costs and liabilities in the future resulting from our failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment. These risks and uncertainties are detailed in Superior's Annual Report on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Offering Summary Issuer: Symbol / Exchange: Shares Outstanding: Use of Proceeds: Pricing Date: Lead Manager / Bookrunner: Co-Managers: Superior Well Services, Inc. SWSI / NASDAQ 19,376,667 Repaid outstanding indebtedness under existing credit facility and line of credit, purchased additional oilfield service equipment and general corporate purposes July 28, 2005 KeyBanc Capital Markets AG Edwards, RBC Capital Markets and Simmons & Company International

David E. Wallace Chief Executive Officer Management Representatives Thomas W. Stoelk Chief Financial Officer

Executive Management Team David E. Wallace (Chief Executive Officer and Chairman) Over 28 years of experience in the oilfield services industry Co-founded Superior and has been its CEO since its inception in 1997 Mr. Wallace held various operational management and sales positions at Halliburton Energy Services, Inc. during his 20-year tenure Mr. Wallace graduated with a B.S in Civil Engineering from the University of Kentucky Thomas W. Stoelk (Vice President and Chief Financial Officer) Vice President and Chief Financial Officer since June 2005 Prior to joining Superior, Mr. Stoelk served as CFO and SVP of Great Lakes Energy Partners, LLC and CFO of Range Resources Corporation, a NYSE listed company Mr. Stoelk is a Certified Public Accountant and was a Senior Manager with Ernst & Young LLP prior to joining Range Resources Corporation Mr. Stoelk holds a B.S in Industrial Administration from Iowa State University

Experience Title Employee Strong Operating Team

May Company Founded August Opened Bradford and Black Lick, PA Service Centers 1997 1998 1999 2002 History Superior, an oilfield services company based in Indiana, PA, was founded in 1997 to provide technical pumping and down-hole surveying services to the Northeastern United States Superior was founded by David E. Wallace, Jacob B. Linaberger and Rhys R. Reese January Opened Mercer, PA Service Center January Acquired the assets and personnel of Eastern Well Surveys, Inc April Added Nitrogen Services to Mercer, PA April Opened Cottondale, AL Service Center

History

Continued from previous slide

2003	2004	2005	2006
April Opened Kimball, WV Service Center	April Opened Cleveland, OK Service Center	April Opened Vernal, UT Service Center	Q1 (Planned) New Service Center in Buckhannon, WV
August Opened Hominy, OK Service Center	June Opened Columbia, MS Service Center	May Opened Bossier City, LA Service Center	Q2 (Planned) New Service Center in Norton VA
Acquired the assets and personnel of Oklahoma wireline company		June Opened Gaylord, MI Service Center	New Service Center in Farmington NM
		July Priced initial public offering at $13.00	Q3 (Planned) New Service Center in Fort Worth, TX
		September Opened Van Buren, AR Service Center	

8

Current Operations Since 1997, Superior has expanded from two service centers in the Appalachian region to 13 service centers providing technical pumping and down-hole surveying services across 37 states We expect the Mid-Continent, Southwest and Rocky Mountain regions to be our strongest growth areas LEGEND FACTS Headquarters Founded: 1997 Service Centers Nasdaq Ticker: SWSI Planned 2006 Employees: 646 Service Area Service Area Service Centers: 13 Trucks: 386 2005 Revenues: $131.7

Superior Well Services Overview Our services fall into two primary categories: Technical Pumping Services and Down-Hole Surveying Services Technical Pumping Services is comprised of Stimulation Services, Nitrogen Services and Cementing Services Down-Hole Surveying Services is comprised of Open-Hole Logging Services and Cased-Hole Perforating Services Superior has experienced significant growth in all of its services. In comparing annual activity for 2005 versus 2004: Revenues increased 73% EBITDA increased 115% Operating Income increased 131%

Breadth of Customer Base Customer base has grown from 89 customers in 1999 to over 600 customers in 2005 89 600 + 1999 2005

Continued strength in commodity prices has driven increased drilling activity and spending in the U.S. Increasingly, U.S. drilling activity and spending is being directed towards natural gas Average natural gas rig count increased 64.7% from 720 in 2000 to 1,186 in 2005 1 Natural gas drilling and completion spending increased 144.0% from $10.8 billion in 2000 to $26.4 billion in 2004 2 Despite increased natural gas drilling, production levels have remained relatively flat. This is largely a function of increasing decline rates for natural gas wells in the United States. Baker Hughes and EIA Spears & Associates Drilling and Production Outlook. June 2005. Excludes Dry Hole Costs U.S. Drilling and Completion Spending 2 U.S. Natural Gas Rig Count and Production 1 Industry Growth Drivers

Competitive Strengths Established Reputation and Solid Customer Base Relationships built on strong safety record and highly responsive customer service Favorably Viewed by Customers Faster response time while still providing similar services at a lower cost Experienced Management Team with Proven Track Record Each member of the operational management team has at least 22 years of oilfield services industry experience, primarily with Halliburton Energy Services Low Cost Operations Lower Corporate Overhead Specialized trucks enable Superior to service wells with fewer trucks and less manpower Incentivized Management Ownership Management owns 22% of the shares outstanding

Business Strategy Expand Operations and Market Presence Leverage existing customer relationships Grow through selective acquisitions Hire qualified personnel in new markets Emphasize a High Value and High Margin Approach Offer technologically advanced pressure pumping, equipment and services comparable to major oilfield services providers, but at a reduced price Pursue customers requiring advanced technology for higher pressure stimulation Provide technically advanced services to create a competitive advantage over smaller competitors Maintain Streamlined Management Structure Emphasize Highly Responsive Customer Service Locate service centers near customers to facilitate short lead-time projects Leverage experienced employees and technological expertise to serve customers' needs

Appalachian Southeast Rocky Mountain Mid-Continent East 54.4 26 3.6 16 2005 Revenue by Region 1 Historical Revenue by Region 1 Our Growth Strategy Our growth strategy is focused on organic expansion and acquisitions Our organic expansion activities generally consist of establishing service centers in new locations Historically, many of our customers have asked us to expand into new regions We additionally seek to grow through selective acquisitions 2000 2001 2002 2003 2004 2005 Appalachian 100 94.9 86.7 77.5 63.7 56.1 Southeast 0 5.1 12.1 20.7 27.8 26.9 Rocky Mountain 0 0 0 0 0 1.7 Mid-Continent 0 0 1.2 1.8 8.2 15.3

Historical Revenue Growth Historical EBITDA Growth Growth Strategy - Cottondale, AL Case Study Cottondale, AL offered an expansion opportunity due to increasing drilling activity and limited competition with Halliburton exclusively servicing the region By April 2002, Superior was fully operational and began increasing revenue and margins The El Paso/GeoMet relationships developed in Cottondale facilitated Superior's expansion into Kimball, West Virginia and Vernal, Utah Additional customers due to the expansion include: Chevron USA Production Company, Dominion Exploration & Production Inc, Energen Resources, Black Warrior Methane, CDX Gas and Merit Energy Company 2002 2003 2004 2005 4.2 10.7 21.1 22.3 2002 2003 2004 2005 1.4 3.6 5.3 7.1

Historical Revenue Growth Historical Gross Profit Growth Strategy - Rocky Mountain Case Study Established operations in April 2005 The El Paso relationship developed in other service centers facilitated Superior's expansion into Vernal, Utah Additional customers due to the expansion include: Dominion Exploration & Production Inc, Kerr-McGee Corporation, Elk Resources, Whitmar Exploration Company and FIML Natural Resources 2Q 2005 3Q 2005 4Q 2005 0.3 1.2 3.1 2Q 2005 3Q 2005 4Q 2005 -0.2 0.3 0.9

Vernal, UT Frac Job Vernal, UT Frac Job

Operations Overview

Stimulation Cementing Nitrogen Down-hole surveying East 55.3 21.8 13.4 9.5 2000 2001 2002 2003 2004 2005 Stimulation Services 54 54.8 53.4 52.2 52.4 55.3 Nitrogen Services 5.6 12.1 13.3 16.6 16.7 13.4 Cementing Services 22.3 19.1 21 19.4 20.5 21.8 Down-Hole Surveying Services 18.1 14 12.3 11.8 10.4 9.5 2005 Revenue by Services Historical Revenue by Services Categories of Services Superior's services fall into two primary categories: Technical Pumping Services and Down-Hole Surveying Services Technical Pumping Services is comprised of Stimulation Services, Nitrogen Services and Cementing Services Down-Hole Surveying Services is comprised of Open-Hole Logging Services and Cased-Hole Perforating Services

Stimulation Service Center Locations Technical Pumping: Stimulation Services Stimulation Services includes fracturing and acidizing services, which improve the flow of oil and natural gas from producing zones Represented $39.8 million or 52.4% of 2004 revenue and $72.8 million or 55.3% of 2005 revenue Specialized fluids and equipment enable Superior to provide services with relatively high pressures (8,000 to 10,000 psi) and high temperatures (325 degrees Fahrenheit) 18 stimulation crews of approximately six to 20 employees each Fleet of 242 vehicles, including 98 high-tech, specialized pump trucks, blenders and frac vans Fleet of 242 vehicles, including 98 high-tech, specialized pump trucks, blenders and frac vans Fleet of 242 vehicles, including 98 high-tech, specialized pump trucks, blenders and frac vans Fleet of 242 vehicles, including 98 high-tech, specialized pump trucks, blenders and frac vans Fleet of 242 vehicles, including 98 high-tech, specialized pump trucks, blenders and frac vans Fleet of 242 vehicles, including 98 high-tech, specialized pump trucks, blenders and frac vans Fleet of 242 vehicles, including 98 high-tech, specialized pump trucks, blenders and frac vans Fleet of 242 vehicles, including 98 high-tech, specialized pump trucks, blenders and frac vans

Technical Pumping: Nitrogen Services Nitrogen Services primarily consists of foam-based nitrogen stimulation services, utilized when fluid-based fracturing and acidizing would be damaging to, or ineffective in, oil and natural gas producing or low pressure zones Represented $12.7 million or 16.7% of 2004 revenue and $17.7 million or 13.4% of 2005 revenue Six nitrogen crews of approximately three to four employees each Fleet of 19 nitrogen pump trucks and 14 nitrogen transport vehicles Primarily used for Coal Bed Methane, Tight Gas Sands, Shale Gas and Low Pressure Reservoirs Nitrogen Service Center Locations Nitrogen Service Center Locations

Technical Pumping: Cementing Services Cementing Services isolate fluids between the casing and productive formations, seal casing from corrosive formation fluids and provide structural support Represented $15.6 million or 20.5% of 2004 revenue and $28.7 million or 21.8% of 2005 revenue 32 cementing crews of approximately three to four employees each Fleet of 70 cement trucks Capable of performing cement jobs up to 14,000 feet and 300 degrees Fahrenheit Cementing Service Center Locations Cementing Service Center Locations

Down-Hole Surveying Services Down-Hole Surveying Services cumulatively represented $7.9 million or 10.4% of 2004 revenues and $12.5 million or 9.5% of 2005 revenue Open-Hole Logging Services involve gathering of down-hole information to identify characteristics of the formation or zone to be produced Cased-Hole Perforating Services involve firing shaped explosive charges to penetrate the producing zone 24 logging and perforating crews of approximately two to four employees each 41 logging and perforating trucks and cranes Logging Services for air or fluid drilled wells up to 8,000 feet, perforating up to 17,000 feet and 6,000 psi Down-Hole Surveying Services Center Locations Down-Hole Surveying Services Center Locations

Equipment Overview Superior has 386 specialized multi-purpose trucks, of which 345 are technical pumping trucks and 41 are down-hole surveying trucks Superior employs a preventative maintenance program that includes monthly inspections of each of the trucks and the other mechanical equipment Down-Hole Surveying Services: 41 Trucks Technical Pumping Services: 345 Trucks Stimulation Services 242 Trucks Nitrogen Services 33 Trucks Cementing Services 70 Trucks Logging Services 14 Trucks Perforating Services 27 Trucks

Financial Overview

2000 2001 2002 2003 2004 2005 0.8 3.5 3.1 4.7 5.5 18 2000 2001 2002 2003 2004 2005 1.5 3.8 9.8 9.2 19.4 40.8 2000 2001 2002 2003 2004 2005 2.8 7.6 7.8 11.8 15.2 32.6 2000 2001 2002 2003 2004 2005 15.1 25.5 34.2 51.5 76 131.8 5-year CAGR Historically, the Company was not subject to income taxes taxes due to its structure; Net income for 2005 excludes an $8.6MM non-cash tax adjustment to reflect deferred taxes that existed at the date of reorganization EBITDA is a "Non-GAAP" financial measure. We define EBITDA as net income before interest expense, income tax expense and depreciation and amortization expense. Revenue Growth Net Income Growth 2 86% CAGR 1 54% CAGR 1 EBITDA Growth 3 63% CAGR 1 Capital Expenditure Growth 94% CAGR 1 Historical Performance

Historically, the Company was not subject to income taxes taxes due to its structure. Income tax expense for 2005 excludes an $8.6MM non-cash tax adjustment to reflect deferred taxes that existed at the date of reorganization. EBITDA is a "Non-GAAP" financial measure. We define EBITDA as net income before interest expense, income tax expense and depreciation and amortization expense. Management believes EBITDA assists in comparing our performance on a consistent basis, since it removes the impact of our capital structure and asset base from our operating results and enhances an investors' understanding of our financial performance. EBITDA should not be considered an alternative to net income, operating income or cash flows from operating activities as determined under United States generally accepted accounting principles and may not be comparable to other similarly titled measures of other businesses. SELECTED FINANCIAL INFORMATION

Consolidated Balance Sheets (1) $20 million currently available under revolving credit facility

Investment Highlights Established Track Record of Growth Revenue has grown at a 5-year CAGR of 54% EBITDA has grown at a 5-year CAGR of 63% Customer base has grown from 89 customers in 1999 to over 600 today Operations in five geographic regions covering 37 states Positive Natural Gas Fundamentals Driving Growth Experienced Operational Management Team with Proven Track Record At least 22 years of oilfield services industry experience, primarily with Halliburton Energy Services Demonstrated capability to grow in technologically advanced, higher margin markets Low Cost Operations Lower corporate overhead 386 specialized trucks permit Superior to service wells with fewer trucks and less manpower, thereby reducing costs Incentivized Management Ownership Management owns 22% of the shares outstanding

A.G. Edwards Energy Conference